UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

Alector, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38792	82-2933343
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Oyster Point Blvd. Suite 600
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 231-5660

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALEC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2021, Alector, Inc. (“Alector”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, Alector’s stockholders voted on four proposals, each of which is described in more detail in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2021. The following is a brief description of each matter voted on and the certified results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

1. The Class III director nominees were elected to serve until Alector’s 2024 annual meeting of stockholders and until their successors are elected and qualified. The voting results were as follows:

Director Name:	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Tillman Gerngross, Ph.D.	43,225,269	9,075,336	8,974,459	54.19%
Richard Scheller, Ph.D.	43,113,542	9,187,063	8,974,459	54.05%
Louis J. Lavigne, Jr.	48,653,078	3,647,527	8,974,459	61.00%

2. Stockholders ratified the appointment of Ernst & Young LLP as Alector’s independent registered accounting firm for the fiscal year ending December 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
61,105,470	60,586	109,007	—	76.61%

3. Stockholders approved, on a non-binding advisory basis, Alector’s named executive officer compensation as disclosed in the proxy statement for the Annual Meeting (“Say-on-Pay Vote”). The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
51,877,002	359,457	64,146	8,974,459	65.04%

4. Stockholders approved, on a non-binding advisory basis, the frequency of Alector’s future Say-on-Pay Votes to be every year. The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
45,653,265	50,091	6,541,066	56,183	8,974,459

Alector has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by Alector’s board of directors in the proxy statement for the Annual Meeting, that Alector will hold future Say-on-Pay Votes on an annual basis until the occurrence of the next advisory vote on the frequency of Say-on-Pay Votes, which is required to occur no later than Alector’s 2027 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALECTOR, INC.

Date:	June 21, 2021	By:	/s/ Arnon Rosenthal
Arnon Rosenthal, Ph.D. Co-founder and Chief Executive Officer